UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) November 2, 2006

                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)

          Massachusetts               001-07172                   13-2755856
          ------------------------------------------------------------------
          (State or other       (Commission file No.)           (IRS Employer
           jurisdiction of                                       I.D. No.)
            incorporation)

            60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip code)

        Registrant's telephone number, including area code     516-466-3100

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         --        Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         --        Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

         --        Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         --        Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01         Entry into a Material Definitive Agreement.

On November 2, 2006, the registrant closed an amendment to its revolving credit facility, dated as of October 31, 2006, with North Fork Bank, VNB New York Corp., Signature Bank and Manufacturers and Traders Trust Company, pursuant to which the availability under the revolving credit facility was increased from $155 million to $185 million.

In order to effect the increased revolving credit facility, the credit facility documents were amended to provide, among other things, that (i) the aggregate principal amount that can be outstanding under the credit facility is $185 million; and (ii) the fee payable by the registrant to extend the term of the credit facility from February 1, 2008 to February 1, 2009, and from February 1, 2009 to February 1, 2010, is increased from $387,500 to $462,500. Except for these changes, no other material changes were made to the credit facility documents.

Reference is made to the registrant's Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 11, 2006, January 17, 2006 and March 15, 2006.

Item 2.03 Creation of a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See response to Item 1.01 above.

Item 9.01.   Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial PersonNameInformation. Not applicable.

         (c) Pro Forma Financial Information. Not applicable.

         (d) Exhibits.

                  10.1 Second Amendment to Revolving Credit Agreement, dated as of October 31, 2006, between North Fork Bank and BRT Realty Trust.

                  10.2 North Fork Bank Second Consolidated and Restated Secured Promissory Note, dated October 31, 2006, by BRT Realty Trust in favor of North Fork Bank, in the aggregate principal amount of $185,000,000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRT REALTY TRUST



Date: November 2, 2006                 By: /s/ Simeon Brinberg
                                           -------------------
                                           Simeon Brinberg
                                           Senior Vice President and Secretary

                                                   Exhibit 10.1

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this ("Agreement") is made as of the 31st day of October, 2006, between BRT REALTY TRUST, a Massachusetts business trust, with offices at 60 Cutter Mill Road, Suite 303, Great Neck, New York 10021 (the "Borrower") and NORTH FORK BANK, a corporation organized under the Banking Law of the State of New York having its principal offices at 275 Broadhollow Road, Melville, New York 11747 (the "Lender").

                               W I T N E S S E T H

         WHEREAS, as of January 9, 2006, the Borrower and the Lender entered into a Revolving Credit Agreement (the "Original Agreement"), a copy of which is annexed hereto as Exhibit A, securing the Borrower's obligations under that certain Secured Promissory Note dated as of January 9, 2006 in the amount of ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS (the "Original Note"); and

         WHEREAS, on February ___, 2006, the Lender increased the line of credit available to the Borrower pursuant to the Original Note and the Original Agreement from ONE HUNDRED FIFTY MILLION AND 00/100 ($150,000,000.00) DOLLARS to ONE HUNDRED FIFTY FIVE MILLION AND 00/100 ($155,000,000.00) DOLLARS, and in connection with such increase in the available line of credit, the Borrower executed and delivered to the Lender a Consolidated and Restated Secured Promissory Note dated February ___, 2006 (the "First Restated Note") and a First Amendment to Revolving Credit Agreement dated February ___, 2006 (the "First Amendment"); and

         WHEREAS, the Lender has agreed to further increase the line of credit available to the Borrower pursuant to the First Restated Note and the Original Agreement, as modified by the First Amendment, from ONE HUNDRED FIFTY FIVE MILLION AND 00/100 ($155,000,000.00) DOLLARS to ONE HUNDRED EIGHTY FIVE MILLION AND 00/100 ($185,000,000.00) DOLLARS, and in connection with such increase in the available line of credit, the Borrower has executed and delivered to the Lender a Second Consolidated and Restated Secured Promissory Note of even date herewith (the "Restated Note"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to reflect the increase in the available line of credit.

         NOW, THEREFORE, in consideration of ten ($10.00) dollars, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree that the Original Agreement shall be deemed amended as follows:

         1. All references in the Original Agreement and/or the First Amendment to the Note shall be deemed to refer to the Restated Note. All references in the Original Agreement and/or the First Amendment to the Collateral Assignments shall be deemed to refer to such Collateral Assignments as are now or shall be from time to time in the possession of the Lender. All references in the Original Agreement and/or the First Amendment to Mortgage Notes, the Mortgages and the Other Documents shall be deemed to refer to such Mortgage Notes, Mortgages and Other Documents as are now or shall be from time to time in the possession of the Lender. All references in the Original Agreement and/or the First Amendment to the Facility Amount shall be deemed to mean One Hundred Eighty Five Million and 00/100 ($185,000.00) Dollars. All terms not defined herein shall have the meanings ascribed thereto in the Original Agreement and/or the First Amendment, as applicable.

         2. The Borrower hereby remakes and reaffirms all representations, covenants and warranties made in the Original Agreement as modified by the First Amendment as if same were more fully set forth herein.

         3. This Amendment cannot be changed orally but only in writing by the person to be charged.

         4. Except as otherwise set forth herein, all terms and conditions of the Original Agreement as modified by the First Amendment shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the Borrower and the Lender as of the date first above written.


                                    BRT REALTY TRUST


                                    By:
                                       --------------------------------------
                                       Mark H. Lundy, Senior Vice President

                                    NORTH FORK BANK


                                    By:
                                       -------------------------------------
                                       Walter E. Malek, Senior Vice President

STATE OF NEW YORK         )
                          )ss.:
COUNTY OF                 )


         On the ___ day of October, 2006, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                               ------------------------------
                                                Notary Public

STATE OF NEW YORK         )
                          )ss.:
COUNTY OF SUFFOLK         )


         On the ____ day of October, 2006, before me, the undersigned, personally appeared Walter E. Malek, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                               ------------------------------
                                               Notary Public

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT



                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK




                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                            New York, New York 10001

                                                             Exhibit 10.2

                                 NORTH FORK BANK
                        SECOND CONSOLIDATED AND RESTATED
                             SECURED PROMISSORY NOTE

BORROWER:                  BRT REALTY TRUST


PRINCIPAL:             $185,000,000.00      Date: As of October 31, 2006

PROMISE TO PAY: The undersigned Borrower, jointly and severally if more than one signer, does hereby promise to pay to the order of NORTH FORK BANK (the "Bank") at its offices at 275 Broadhollow Road, Melville, New York 11747, or at any of its branches, the sum of ONE HUNDRED EIGHTY FIVE MILLION AND 00/100 ($185,000,000.00) DOLLARS or the aggregate unpaid principal amount of all advances made to the Borrower by the Bank, whichever is less, plus interest thereon, from the date hereof in the manner set forth below.

RATE AND PAYMENT: Each advance made under this Second Consolidated and Restated Secured Promissory Note (this "Note") shall bear interest at the Adjusted LIBOR Rate (as hereinafter defined) plus two hundred twenty five (225) basis points (the "Interest Rate"). Interest shall be payable monthly beginning on November 1, 2006 and on the 1st day of each month (the "Debit Date") thereafter until February 1, 2008, when all unpaid principal and interest shall be due in full, unless the term hereof is extended as hereinafter provided. Interest will be calculated on the basis of a 360-day year, and collected on the basis of the actual number of days elapsed.

For purposes of this Paragraph:

                  LIBOR Rate shall mean the rate at which Eurodollar deposits in the London Interbank Market for thirty (30) days are quoted on the Bloomberg System, which rate will be reset on a monthly basis on the monthly anniversary date of this Note.

                  Adjusted LIBOR Rate shall mean the LIBOR Rate, as adjusted for statutory reserve requirements for eurocurrrency liabilities.

Until the entire unpaid principal balance hereunder, plus all accrued interest thereon and all other sums due in connection therewith (collectively, the "Debt"), has been repaid in full, with no further advances permitted,, the Borrower agrees to maintain its account (account #6224002938, hereinafter the "Account") with the Bank. Borrower hereby unconditionally and irrevocably authorizes the Bank to automatically debit from such Account any and all payments due hereunder and unconditionally warrant and represent to Bank that Borrower shall, until the Debt has been repaid in full, maintain sufficient funds in such Account to pay same. If no funds are available in such Account, the Borrower hereby authorizes Bank to debit any such payment due from any other account or accounts [other than tenant security deposit accounts and escrow accounts in connection with the Collateral (as defined in the Agreement)] maintained by Borrower with the Bank, provided, however, Bank's authorization to debit such accounts is limited to the amounts due under this Note and/or the other documents executed in connection herewith. Notwithstanding the foregoing, if at any time there are insufficient funds in the Account to pay any amounts due hereunder, the Borrower shall remain fully liable to pay same when due.

Payments shall be applied first to interest on unpaid principal balances to the date payment is received by the Bank and then to reduction of principal.

GRID NOTE: This Note is the promissory note referenced in that certain Revolving Credit Agreement between the Borrower and the Bank [fix] dated of even date herewith (the "Agreement") and shall be governed by the terms thereof. The Borrower may borrow and repay (in whole or in part) on a revolving basis aggregate amounts up to ONE HUNDRED EIGHTY FIVE MILLION AND 00/100 ($185,000,000.00) DOLLARS, subject to the provisions of this Note and the Agreement. The date and amount of each advance made and each payment of principal and interest received by the Bank hereunder shall be recorded and entered on the books and records of the Bank, which shall, in absence of manifest error, be presumptive evidence as to the outstanding principal amount due hereunder; provided, however, that the failure to record any advance or repayment shall not limit or otherwise affect the obligation of Borrower under this Note and the Agreement.

PREPAYMENT: Prepayment in whole or in part may be made at any time without penalty. Prepayment must be made in the event and to the extent that the outstanding amount hereunder exceeds the Borrowing Base (as hereinafter defined). During the Term hereof, any funds so prepaid may be re-advanced pursuant to the terms hereof.

DEFAULT INTEREST RATE: The unpaid principal sum under this Note shall bear interest at a rate equal to twenty four (24%) percent on and after the occurrence of any event of default hereunder or under the Agreement, beyond applicable notice, grace and cure periods, if any and upon the Bank exercising its option to declare all sums due hereunder immediately due and payable by reason thereof, and until the entire principal sum hereof has been fully paid, both before and after the entry of any judgment with respect to such event, but in no event shall the rate either before or after the occurrence of an event of default exceed the highest rate of interest, if any, permitted under applicable New York or Federal Law.

SECURITY: This Note is secured by the Collateral (as defined in the Agreement).

RIGHT OF OFFSET: If any payment is not made on time, or if the entire balance becomes due and payable and is not paid, all or part of the amount due may be offset out of any account or other property which the Borrower has at the Bank or any affiliate of the Bank, or with any Participant (as hereinafter defined) or any affiliate thereof, without prior notice or demand. This provision is in addition to any not in limitation of any of the Bank's rights by statute or at common law.

LATE CHARGES: Borrower will pay a charge of four (4%) percent of any amount which cannot be debited from its account due to insufficient balances on the Debit Date, as liquidated damages for failure to make timely payment and such late charge shall be secured by the Collateral.

DEFAULT: The Bank may decline to make advances and/or may declare the entire unpaid balance of this Note due and payable on the happening of any default hereunder or under the Agreement or any of the other documents executed in connection therewith.

ADVANCES: All advance requests must be in writing and must be made no less than three (3) business days in advance of the date that the funds are to be disbursed. No advance will be made if such advance will cause the amount then outstanding under this Note to exceed the Borrowing Base. The Bank shall make any requested advance to the Borrower on the third (3rd) business day after such request is received, notwithstanding that the Bank may not have received the funds required to be transferred to the Bank by VNB New York Corp., as assignee of Valley National Bank, Signature Bank or Manufacturers and Traders Trust Company (collectively, the "Participants") in accordance with the provisions of that certain Participation Agreement dated as of January 9, 2006 between the Bank and the Participants, as amended by that certain Amendment to Participation Agreement dated as of February ___, 2006 between the Bank and the Participants, as further amended by that certain Second Amendment to Participation Agreement of even date herewith between the Bank and the Participants. Notwithstanding the foregoing, however, in no event shall the Bank be required to advance in excess of Eighty Million and 00/100 ($80,000,000.00) Dollars of its own funds hereunder, and to the extent that any advance by the Bank on behalf of any Participant would cause the Bank to have advanced more than Eighty Million and 00/100 ($80,000,000.00) Dollars, the Bank shall not be required to make such advance until it shall have received the necessary funds from the Participants.

OPTION TO EXTEND. A. Provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of November 1, 2007 up to and including February 1, 2008; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith (including, without limitation, copies of all required SEC filings, monthly and quarterly loan and delinquency reports, and other information as required in paragraph 14 of the Agreement; and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period, the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "First Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before December 1, 2007 but not prior to November 1, 2007 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee in the sum of Four Hundred Sixty Two Thousand Five Hundred and 00/100 ($462,500.00) Dollars (the "First Extension Fee").

B. In the event that Borrower has extended the maturity date hereunder for the First Extended Term, as provided in paragraph A hereof, and provided that: (i) the Borrower is not in default under the terms of this Note or the Agreement as of November 1, 2008 up to and including February 1, 2009; (ii) the Borrower has furnished all of the information and documentation the Borrower is required to furnish to the Bank pursuant to this Note, the Agreement, and/or any other document executed in connection herewith and (iii) the Borrower has not been late in making the monthly payments due hereunder more than three (3) times in any twelve (12) month period, the Borrower shall have the option to extend the term of this Note for an additional one (1) year (the "Second Extended Term") on the same terms and conditions as set forth herein. In order to exercise its option the Borrower must give written notice to the Bank on or before December 1, 2008 but not prior to November 1, 2008 (with time being of the essence) and must simultaneously therewith submit to the Bank an extension fee in the sum of Four Hundred Sixty Two Thousand Five Hundred and 00/100 ($462,500.00) Dollars (the "Second Extension Fee" and, together with the First Extension Fee, the "Extension Fee").

NO ORAL MODIFICATIONS. This Note may not be changed or terminated orally.

ADMINISTRATIVE FEE. The Bank shall be entitled to an administrative fee of Four Thousand and 00/100 ($4,000.00) per month in connection with this Note, which shall be automatically debited from the Account on the first (1st) day of each month.

BORROWING BASE: For purposes of this Note and the Agreement, the term "Borrowing Base" shall mean the sum of (i) sixty-five (65%) percent of the principal amount of the First Mortgage Collateral (as defined in the Agreement) calculated exclusive of Defaulted Pledged Loans as defined in the Agreement; (ii) fifty (50%) percent of the principal amount of the Subordinate Collateral (as defined in the Agreement), calculated exclusive of Defaulted Pledged Loans (as defined in the Agreement) and (iii) fifty (50%) percent of the fair market value (as determined by the Bank in its sole and absolute discretion, which may, in the Bank's sole and absolute discretion, be based upon an appraisal obtained by the Bank at the Borrower's sole cost and expense) of real property obtained by the Borrower as a result of the foreclosure of a Defaulted Loan, provided that the Borrower shall pledge its ownership interests in the fee owner of such real property as additional Collateral as provided in the Agreement. Notwithstanding anything contained in this paragraph to the contrary, the sum of items (ii) and
(iii) of the foregoing sentence shall not at any time exceed the lesser of (x) $22,500,000.00 or (y) fifteen (15%) percent of the Borrowing Base then existing.

AMENDED AND RESTATED NOTE: This Note shall serve to consolidate and restate in their entirety the following four (4) notes:

         (a) Secured Promissory Note made by Borrower to Bank in the sum of One Hundred Fifty Million and 00/100 ($150,000,000.00) Dollars, dated as of January 9, 2006;

         (b) Gap Secured Promissory Note made by Borrower to Bank in the sum of Five Million and 00/100 ($5,000,000.00) Dollars, dated February ___, 2006;

         (c) Amended and Restated Promissory Note made by Borrower to Bank in the sum of One Hundred Fifty Five Million and 00/100 ($155,000,000.00) Dollars, dated February ___, 2006 and

         (d) Gap Secured Promissory Note made by Borrower to Bank in the sum of Thirty Million and 00/100 ($30,000,000.00) Dollars, dated October ___, 2006.

COMMITMENT FEE: In connection with this Note, the Borrower agrees to pay a commitment fee in the sum of Three Hundred Thousand and 00/100 ($300,000.00) Dollars, which shall be paid simultaneously with the execution hereof as follows: (i) One Hundred Thousand and 00/100 ($100,000.00) Dollars to Valley;
(ii) Fifty Thousand and 00/100 ($50,000.00) Dollars to Signature, and
(iii) One Hundred Fifty Thousand and 00/100 ($150,000.00) to M&T.

IN WITNESS WHEREOF, the Borrower has signed this Note as of the 31st day of October, 2006.

                                     BRT Realty Trust


                                     By:
                                        ----------------------------
                                        Mark H. Lundy, Senior Vice President

STATE OF NEW YORK         )
                          )ss.:
COUNTY OF                 )


         On the _____ day of October, 2006, before me, the undersigned, personally appeared Mark H. Lundy, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


                                       ------------------------------
                                       Notary Public

            SECOND CONSOLIDATED AND RESTATED SECURED PROMISSORY NOTE



                                BRT REALTY TRUST

                                     - to -

                                 NORTH FORK BANK





                            Stark, Amron & Liner, LLP
                             7 Penn Plaza, Suite 600
                             New York,New York 10001